UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2011
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MERA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	333-23460	04-3683628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

73-4460 Queen Ka'ahumanu Highway, Suite 110
Kailua-Kona, Hawaii 96740
(Address of Registrant's principal executive offices and principal place of business)

(808) 326-9301
(Telephone number of Registrant's principal executive office)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

On June 10, 2011, we dismissed Jewett, Schwartz, Wolfe & Associates (the “JSW”) as our independent registered public accounting firm. We engaged a new independent registered public accounting firm, Webb & Company, P.A. (“Webb”) on June 10, 2011. Pursuant to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, we report as follows:

(a)	(i)	JSW was dismissed as our independent registered public accounting firm effective on June 10, 2011.
(ii)
JSW’s report on the financial statements for the years ended October 31, 2009 and 2008, did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, other than for a going concern.

	(iii)	The termination of JSW and engagement of Webb and Company, P.A. was approved by our board of directors.
(iv)
We and JSW did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the audited financials for the two years ended October 31, 2009 and 2008 and subsequent interim period through the date of dismissal, which disagreements, if not resolved to the satisfaction of JSW, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

	(v)	During our fiscal years ended October 31, 2009 and 2008, and subsequent interim period through the date of dismissal, we did not experience any reportable events.
(b)	(i)	On June 10, 2011, we engaged Webb & Company, P.A. to be our independent registered public accounting firm.

Prior to engaging Webb & Company, P.A., we had not consulted Webb regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did we consult with Webb regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

	(ii)	We did not have any disagreements with JSW and therefore did not discuss any past disagreements with JSW.

(c)		We requested JSW furnish us with a letter addressed to the SEC stating whether it agrees with the statements made by us regarding JSW.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

None.

(b) PRO FORMA FINANCIAL INFORMATION.

None.

(d) Exhibits

16.1           Letter from Jewett, Schwartz, Wolfe & Associates dated June 24, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERA PHARMACEUTICALS, INC.

Date:	June 24, 2011	By:	/s/ Gregory F. Kowal
Gregory F. Kowal Chief Executive Officer